Exhibit 10.3
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             TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

                   CONSULTANTS STOCK INCENTIVE PLAN
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          1.   Purpose.  The purpose of the Consultants Stock
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  Incentive Plan (the "Plan") is to aid the Company in
  attracting, retaining and motivating consultants and advisors by providing them with incentives for making significant con-tributions to the success of the Company. The Plan is designed to accomplish this goal by offering stock options and other incentive awards, thereby providing Participants with a proprietary interest in the growth, profitability and success of the Company.

          2.   Definitions.
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          (a)  Award.  Any form of stock option, stock
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  appreciation right, stock or cash award granted under the
  Plan, or any such award granted to an eligible Person by the Board prior to its adoption of the Plan, whether granted singly, in combination or in tandem, pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives, and in accordance with the terms and conditions, of the Plan.

          (b)  Award Agreement.  An agreement between the
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  Company and a Participant setting forth the terms, conditions and limitations applicable to an Award.

          (c)  Board.  The Board of Directors of Touchstone
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  Applied Science Associates, Inc.

          (d)  Code.  The Internal Revenue Code of 1986, as
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  from time to time amended.

          (e)  Committee. A committee of the Board comprising
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  all members thereof who are not eligible to participate in the
  Plan, as from time to time constituted.

          (f)  Company.  Touchstone Applied Science
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  Associates, Inc. and its direct and indirect subsidiaries from time to time.

          (g)  Fair Market Value.  If the Stock is listed on a
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  national exchange, the average of the high and low sale prices as reported on such exchange or, if the Stock is not listed on a national exchange, the average of the high and low sale prices of the Stock in the over-the-counter market, as reported by the National Association of Securities Dealers through its Automated Quotation System or otherwise, in either case for the date in question, provided that if no transactions in the Stock are reported for that date, the average of the high and low sale prices as so reported for the preceding day on which transactions in the Stock were effected.

          (h)  Participant.  A Person to whom an Award has been
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granted.

          (i)  Person.  Any individual, corporation, limited
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liability company, partnership or other entity or organization.

          (j)  Stock.  Authorized and issued or unissued shares
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of Common Stock of the Company or any security issued in exchange or substitution therefor.

          3.   Eligibility.  Only those Persons who are acting as
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consultants or advisors to the Company are eligible to receive
Awards under the Plan.

          4.   Stock Available for Awards.  Subject to Section
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14, a total of 200,000 shares of Stock shall be available for issuance pursuant to Awards granted under the Plan. From time to time, the Board and appropriate officers of the Company shall file such documents with governmental authorities and, if the Stock is listed on a national exchange, with such stock exchange, as are required to make shares of Stock available for issuance pursuant to Awards and publicly tradeable. Shares of Stock related to Awards, or portions of Awards, that are forfeited, canceled or terminated, expire unexercised, are surrendered in exchange for other Awards, or are settled in cash in lieu of Stock or in such manner that all or some of the shares of Stock covered by an Award are not and will not be issued to a Par-ticipant, shall be restored to the total number of shares of Stock available for issuance pursuant to Awards.

          5.   Administration.
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          (a)  General.  The Plan shall be administered by the
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Committee, which shall have full and exclusive power to (i)
authorize and grant Awards to Persons eligible to receive Awards under the Plan; (ii) establish the terms, conditions and limitations of each Award or class of Awards; (iii) construe and interpret the Plan and all Award Agreements; (iv) grant waivers of Plan restrictions; (v) adopt and amend such rules, procedures, regulations and guidelines for carrying out the Plan as it may deem necessary or desirable; and (vi) take any other action necessary for the proper operation and administration of the Plan, all of which powers shall be exercised in a manner consistent with the objectives, and in accordance with the terms and conditions, of the Plan. The Committee's powers shall include, but shall not be limited to, the authority to (A) adopt such subplans as may be necessary or appropriate (1) to provide for the authorization and granting of Awards to promote specific goals or for the benefit of specific classes of Participants, (2) to provide for grants of Awards by means of formulae, standardized criteria or otherwise, or (3) for any other purposes as are consistent with the objectives of the Plan, and to segregate shares of Stock available for issuance under the Plan generally as being available specifically for the purposes of one or more subplans, and (B) subject to Section 11, adopt modifica-tions, amendments, rules, procedures, regulations, subplans and the like as may be necessary or appropriate (1) to comply with provisions of the laws of other countries in which the Company may operate in order to assure the effectiveness of Awards granted under the Plan and to enable Participants employed in such other countries to receive advantages and benefits under the Plan and such laws, or (2) for any other purposes as are consistent with the objectives of the Plan. All such modifications, amendments, rules, procedures, regulations and subplans shall be deemed to be a part of the Plan as if stated herein.

          (b)  Committee Actions.  All actions of the Committee
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with respect to the Plan shall require the vote of a majority of its members or, if there are only two members, by the vote of both. Any action of the Committee may be taken by a written instrument signed by a majority (or both members) of the Committee, and any action so taken shall be as effective as if it had been taken by a vote at a meeting. All determinations and acts of the Committee as to any matters concerning the Plan, in-cluding interpretations or constructions of the Plan and any Award Agreement, shall be conclusive and binding on all Par-ticipants and on any parties validly claiming through any Participants.

          6.   Delegation of Authority.  The Committee may
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delegate to any executive officer of the Company certain of its administrative duties under the Plan, pursuant to such conditions or limitations as the Committee may establish, except that the Committee may not delegate its authority with respect to (a) the granting or timing of Awards, (b) establishing the amount, terms and conditions of any such Award, (c) interpreting the Plan, any subplan or any Award Agreement or (d) amending or otherwise modifying the terms or provisions of the Plan, any subplan or any Award Agreement.

          7.   Awards.  Subject to Section 4, the Committee shall
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determine the types and timing of Awards to be made to each
Participant and shall set forth in the related Award Agreement the terms, conditions and limitations applicable to each Award. Awards may include, but are not limited to, those listed below in this Section 7. Awards may be granted singly, in combination or in tandem, or in substitution for Awards previously granted under the Plan. Awards may also be made in combination or in tandem with, in substitution for, or as alternatives to, grants or rights under any other benefit plan of the Company, including any such plan of any entity acquired by, or merged with or into, the Company. Any such Awards made in substitution for, or as alternatives to, grants or rights under a benefit plan of an entity acquired by, or merged with or into, the Company in order to give effect to the transaction shall be deemed to be issued in accordance with the terms and conditions of the Plan. Awards shall be effected through Award Agreements executed by the Company in such forms as are approved by the Committee from time to time.

          All or part of any Award may be subject to conditions established by the Committee, and set forth in the Award
Agreement, which conditions may include, without limitation, achievement of specific business objectives, increases in specified indices, attainment of growth rates and other measure-ments of Company performance.

          The Committee may determine to make any or all of the following Awards:

          (a)  Stock options.  A grant of a right to purchase a
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specified number of shares of Stock at an exercise price not less than 100% of the Fair Market Value of the Stock on the date of grant, during a specified period, all as determined by the Committee.

          (b)  Stock Appreciation Rights.  A right to receive a
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payment, in cash or Stock, equal to the excess of the Fair Market
Value (or other specified valuation) of a specified number of shares of Stock on the date the stock appreciation right ("SAR") is exercised over the Fair Market Value (or other specified valuation) on the date of grant of the SAR, except that if an SAR is granted in tandem with a stock option, valuations on the grant and exercise dates shall be no less than as determined on the basis of Fair Market Value. The eventual amount, vesting or issuance of an SAR may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee.

          (c)  Stock Awards.  An Award made in Stock or denom-
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inated in units of Stock.  The eventual amount, vesting or
issuance of a Stock Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee. Stock Awards may be based on Fair Market Value or another specified valuation.

          (d)  Cash Awards.  An Award made or denominated in
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cash.  The eventual amount of a cash Award may be subject to future service, performance standards and such other restrictions and conditions as may be established by the Committee.

          Dividend equivalency rights, on a current or deferred basis, may be extended to and be made part of any Award de-nominated in whole or in part in Stock or units of Stock, subject to such terms, conditions and restrictions as the Committee may establish.

          8.   Payment under Awards.  Payment by the Company
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pursuant to Awards may be made in the form of cash, Stock or combinations thereof and may be subject to such restrictions as the Committee determines, including, in the case of Stock, re-strictions on transfer and forfeiture provisions. Stock subject to transfer restrictions or forfeiture provisions is referred to herein as "Restricted Stock". The Committee may provide for payments to be deferred, such future payments to be made in installments or by lump-sum payment.

          The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and of dividend equivalencies on deferred payments to be made in Stock or units of Stock.

          At the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards, or for awards made under any other benefit plan of the Company, of the same or different type.

          9.   Stock Option Exercise.  The price at which shares
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of Stock may be purchased upon exercise of a stock option shall be paid in full at the time of the exercise, in cash or, if permitted by the Committee, by (a) tendering Stock or surrendering another Award, including Restricted Stock, or an option or other award granted under another benefit plan of the Company, in each case valued at, or on the basis of, Fair Market Value on the date of exercise or (b) any other means acceptable to the Committee. The Committee shall determine acceptable meth-ods for tendering Stock or surrendering other Awards or grants and may impose such conditions on the use of Stock or other Awards or grants to exercise a stock option as it deems appro-priate. If shares of Restricted Stock are tendered as consid-eration for the exercise of a stock option, the Committee may require that the number of shares issued upon exercise of the stock option equal to the number of shares of Restricted Stock used as consideration therefor be subject to the same restric-tions as the Restricted Stock so surrendered and any other restrictions as may be imposed by the Committee. The Committee may also permit Participants to exercise stock options and simul-taneously sell some or all of the shares of Stock so acquired pursuant to a brokerage or similar arrangement which provides for the payment of the exercise price substantially concurrently with the delivery of such shares.

          10.  Tax Withholding.  The Company shall have the right
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to deduct applicable taxes from any Award payment or shares of
Stock receivable under an Award and to withhold an appropriate number of shares of Stock for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all tax withholding obligations. If the Company withholds shares of Stock to satisfy tax payment obligations, the value of such Stock in general shall be its Fair Market Value on the date of the Award payment or the date of exercise of an Award, as the case may be.

          11.  Amendment, Modification, Suspension or Termination
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of the Plan.  The Board or the Committee may amend, modify,
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suspend or terminate the Plan, or adopt subplans under the Plan,
(a) for the purpose of meeting or addressing any changes in any applicable tax, securities or other laws, rules or regulations or
(b) for any other purpose permitted by law. The Plan may not be amended in a manner that would alter, impair, amend, modify, sus-pend or terminate any rights of a Participant or obligation of the Company under any Awards theretofore granted, in any manner adverse to any such affected Participant, without the consent of such affected Participant.

          12.  Termination of Association with the Company.
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Except as otherwise set forth in an applicable Award Agreement or determined by the Committee, or as otherwise provided in para-graph (a) or (b) of this Section 12, if a Participant's association with the Company terminates before the end of its agreed term, all unexercised, deferred and unpaid Awards (or portions of Awards) shall be canceled immediately. An Award shall otherwise remain in place for its entire term notwithstanding the expiration of the term of the Participant's association with the Company.

          (a)  Resignation or Other Termination.  Except as
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otherwise set forth in an applicable Award Agreement, if a
Participant's association with the Company terminates prior to the end of its agreed term for any reason other than the Participant's death or disability, the Committee may, under circumstances in which it deems an exception from the provisions of the first sentence of this Section 12 to be appropriate to carry out the objectives of the Plan and to be consistent with the best interests of the Company, permit Awards to continue in effect and be exercisable or payable beyond the date of such termination, up until the expiration date specified in the applicable Award Agreement and otherwise in accordance with the terms of the applicable Award Agreement, and may accelerate the exercisability or vesting of any Award, in either case, in whole or in part.

          (b)  Death.
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                   (i)     In the event of a Participant's death before
  the termination date of the Award Agreement, the Participant's estate or beneficiaries shall have a one-year period, but not extending beyond the expiration date specified in the applicable Award Agreement (except as otherwise provided in such Award Agreement), following the date of death within which to exercise any outstanding Award held by the Participant, as may be specified in the Award
  Agreement or as may otherwise be determined by the Com-mittee. All rights in respect of any such outstanding
  Awards shall pass in the following order: (A) to benefi-ciaries so designated in writing by the Participant; or if none, then (B) to the legal representative of the Par-ticipant; or if none, then (C) to the persons entitled thereto as determined by a court of competent jurisdiction.
  Awards so passing shall be exercised or paid at such times and in such manner as if the Participant were living, except as otherwise provided in the applicable Award Agreement or as determined by the Committee.

                  (ii) After the death of a Participant, the Committee may at any time, as provided in the applicable
  Award Agreement or otherwise, (A) terminate restrictions with respect to Awards held by the Participant,
  (B) accelerate the vesting or exercisability of any or all installments and rights of the Participant in respect of Awards held by the Participant and (C) instruct the Company to pay the total of any accelerated payments under the Awards in a lump sum to the Participant or to the Participant's estate, beneficiaries or representatives, notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Awards might ultimately have become payable to other beneficiaries.

                 (iii) In the event of uncertainty as to the in-terpretation of, or controversies concerning, paragraph (b) of this Section 12, the Committee's determinations shall be binding and conclusive on all Participants and any parties validly claiming through them.

       13.  Nonassignability.  Except as provided for in
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paragraphs (a) and (b) of Section 12, and except as otherwise determined by the Committee in connection with specific Awards, no Award or any other benefit under the Plan, or any right with respect thereto, shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it is granted.

       14.  Adjustments.  In the event of any change in the
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outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger or similar event, the Committee shall adjust proportion-ally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for options or other Awards and available for issuance pursuant to options, or upon which SARs may be based, for individual Participants and (iii) covered by outstanding Awards denominated in Stock or units of Stock; (b) the prices related to outstanding Awards; and (c) the appropriate Fair Market Value and other price determinations for such Awards. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Committee shall be authorized to issue or assume stock options or other awards, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new stock options or Awards for previously issued options or awards or an assumption of previously issued stock options or awards.

       15.  Notice.  Any written notice to The Company
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required by any of the provisions of the Plan shall be addressed to the Committee, c/o the Secretary of the Company, and shall become effective when received by the Secretary.

       16.  Unfunded Plan.  Insofar as the Plan provides for
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Awards of cash or Stock, the Plan shall be unfunded unless and until the Board or the Committee otherwise determines. Although bookkeeping accounts may be established with respect to Participants who are entitled to cash, Stock or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. Unless the Board otherwise determines,
(a) the Company shall not be required to segregate any assets that may at any time be represented by cash, Stock or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Company, the Board or the Committee be deemed to be a trustee of any cash, Stock or rights thereto to be granted under the Plan; (b) any liability of the Company to any Participant with respect to a grant of cash, Stock or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and an Award Agreement; (c) no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company; and (d) neither the Company, the Board nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by or pursuant to the Plan.

       17.  No Right to Continued Association.  Neither the
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adoption of the Plan nor the granting of any Award shall confer on any Participant any right to continued association or any employment with the Company or in any way interfere with or alter the Company's right to terminate any agreement or arrangement with any Participant at any time, with or without cause, and without liability therefor, in accordance with such agreement or arrangement.

       18.  Governing Law.  The Plan, and all determinations
            -------------
made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by and construed under the laws of the State of Delaware.

       19.  Effective and Termination Dates.  The Plan, and
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any amendment thereof, shall become effective as of the date of its approval by a majority of the members of the Board. The Plan shall terminate ten years after its initial effective date, subject to earlier termination by the Board or the Committee pursuant to Section 11, except as to Awards then outstanding.